THE KOREAN INVESTMENT FUND

ANNUAL REPORT
APRIL 30, 1998

ALLIANCE CAPITAL



LETTER TO SHAREHOLDERS                               THE KOREAN INVESTMENT FUND
_______________________________________________________________________________

June 26, 1998

Dear Shareholder:

This annual shareholder report for the Korean Investment Fund contains investment results and market activity for the period ended April 30, 1998. We are pleased to inform you that Edward D. Baker, a Senior Vice President of Alliance Capital, the Fund's Investment Manager and Administrator, has become co-manager of the Fund's investment portfolio. Mr. Baker, who has broad asset allocation and portfolio coordination responsibilities at Alliance, has 23 years of investment experience. Prior to joining Alliance in 1995, Mr. Baker was a Director of BARRA, Inc. Mr. Baker will be working in conjunction with In Kee Oh, a Director of Orion Asset Management Co., Ltd., the Fund's Investment Manager.

INVESTMENT RESULTS
The following table shows your Fund's investment results, based on net asset value (NAV), for the three, six and 12-month periods ended April 30, 1998. The Fund's performance is compared with its benchmark, the Korean Composite Stock Price Index (KOSPI). Your Fund's NAV ended the period at US$3.48 per share, and the market price was US$3.875 per share as of April 30, 1998. This represents an 11.35% premium to NAV.

Most Asian markets were down over the six and 12-month periods ending April 30, 1998 while economic fundamentals deteriorated as a continuing result of the Asian crisis. The primary reason for your Fund's outperformance over the six and 12-month periods ended April 30, 1998, was overweight positions in SK Telecom Co., Ltd., LG Information & Communications (LGIC), Samsung Electronics, Kookmin Bank and Pohang Iron & Steel Co. relative to their weighting in the KOSPI. However, for the three months ended April 30, 1998, the Fund underperformed the market by 1.15% mainly due to some technology stocks and auto shares including LGIC, Hyundai Motors, and SJM. Considering these companies' positive business prospects, we still see their fundamentals as very good, and we expect them to outperform the market in the months ahead.


INVESTMENT RESULTS*
Periods Ended April 30, 1998
                                         TOTAL RETURNS
                             3 MONTHS       6 MONTHS      12 MONTHS
                             --------       --------      ---------
THE KOREAN INVESTMENT
  FUND                        -15.12%       -23.52%        -53.72%

KOREAN COMPOSITE PRICE
  INDEX                       -13.97%       -35.41%        -60.02%


* THE FUND'S INVESTMENT RESULTS ARE TOTAL RETURNS FOR THE PERIODS AND ARE BASED ON THE NET ASSET VALUE AS OF APRIL 30, 1998. ALL FEES AND EXPENSES RELATED TO THE OPERATION OF THE FUND HAVE BEEN DEDUCTED. RETURNS FOR THE FUND INCLUDE THE REINVESTMENT OF ANY DISTRIBUTIONS PAID DURING THE PERIOD. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

     THE KOREAN COMPOSITE STOCK PRICE INDEX (KOSPI) IS A
CAPITALIZATION-WEIGHTED INDEX OF 770 DOMESTIC COMPANIES TRADED ON THE KOREAN STOCK EXCHANGE. THE INDEX IS UNMANAGED AND REFLECTS NO FEES OR EXPENSES. AN INVESTOR CANNOT INVEST DIRECTLY IN AN INDEX.


MARKET ACTIVITY
After experiencing a big decline in the fourth quarter of 1997, the Korean equity market partially recovered, mainly because of a fresh inflow of foreign money. Foreign investors were the main supporters of the Seoul bourse this year, and were the only net buyers. Local investors, including domestic institutional investors, had to sell their holdings in order to secure cash. However, at the end of April, foreign investors became net sellers, which was the main catalyst in pulling down the index. This subsequent selloff may have been the result of slower-than-expected corporate reform and increasing labor strikes, but also reflects a weakening yen and concerns with another round of possible currency devaluations. During the year-to-date period ended April 30, 1998, the KOSPI declined by 25.8% in local currency terms. The major laggards were securities firms, banks, wholesale & retail, and automobiles, down 48.0%, 40.0%, 37.8%, and 48.0%, respectively. It is expected that the market will regain its momentum after the gov-


1


                                                     THE KOREAN INVESTMENT FUND
_______________________________________________________________________________

ernment reveals a more precise restructuring schedule in financial sectors which is due at the end of June.

ECONOMIC TRENDS
First quarter 1998 Gross Domestic Product (GDP) growth fell by 3.8% year-on-year in real terms mainly due to the weak domestic demand. This number came as no surprise as various economic indicators released during the past months have already suggested a sharply slowing economy. For the same period, private con-sumption expenditure and government consumption expenditure fell, year-on-year, by 10.3% and 4.3%, respectively. Gross domestic fixed capital formation, on the other hand, dropped drastically, by 23% on the back of the 40.7% plunge in facility investment. Inventories also fell by 8.2% of GDP.

The shrinkage in domestic demand has more than offset the gain in the external sector. For the first four months of 1998, the trade balance registered a surplus of US$12.3 billion from a deficit of US$8.2 billion for the same period last year, which was mainly the result of a sharp fall in imports. The plunge in export prices by approximately 15% partially offset tremendous export volume growth of 27.3% year-on-year. With regard to imports, the 35% plunge in import value contributed to a 25.4% drop in volume for the period. The International Monetary Fund (IMF) and the Korean government set the 1998 GDP growth target at close to -1%. However, considering deteriorating terms of trade and lower-than-expected domestic consumption, we believe that this target GDP growth is not likely to be achieved.

Worries about foreign reserves have been eased somewhat. According to the Bank of Korea, usable exchange reserves increased to US$31.48 billion as of May 15, 1998 from US$8.9 billion at the end of 1997. Besides the scheduled disbursements of the IMF bailout, a large current account surplus during the first four months of 1998 contributed to the restoration of foreign reserves. The current level of foreign reserves meets 3.8 times monthly imports, versus the IMF recommendation of three times.

The Korean won gained strength at the end of April 1998 (at Won 1,336.50/USD), appreciating by over 20% from the end of 1997. Improving investor sentiment, the successful rollover of short-term debt, and increasing foreign reserves served to stabilize the Korean won. Lower U.S. dollar demand from private entities caused by falling imports also contributed to the appreciation of the won. While the chances of the won experiencing another blowout are lower at the moment, the possibility might still be effected by external influences including the direction of the Japanese yen and political developments in Indonesia.

After hitting 30% per annum at the end of 1997, the benchmark three-year corporate bond yield lowered to an 18% level. Improvements in the balance of payments has helped to ease liquidity. Also, slow facilities investment and capital inflow should lead to lower interest rates. Short-term demand for funds, however, is still strong, given the highly-geared corporate burdens. The IMF recently mentioned the possibility of lowering interest rates, subject to the stabilizing of the Korean won currency movements. We see improvement in Korea's sovereign rating, and particular progress in corporate restructuring, as the two major factors in determining the direction of interest rates.

PORTFOLIO STRATEGY
With the compulsive restructuring in the financial sector, as well as in real business sectors, there were significant mergers and acquisitions during the last few months. We expect this trend to continue, as Korean companies need more money from outside sources. For the coming few months, the market is likely to be volatile as the reform programming evolves. However, the market should present attractive valuations that will create upside once the Asian crisis subsides. We expect to focus purchases on those companies having some combination of the following elements: a clean balance sheet, good cash flow and a position as a beneficiary of, or neutral to, won weakness and high interest rates.

We continue to overweight SK Telecom Co., Ltd., LG Information & Communications and Samsung Display Devices, which still offer excellent value at current levels. We remain under-exposed to the construction, merchant banking, consumer services and consumer manufacturing sectors. During the most recent reporting period, we added to holdings in Pohang Iron & Steel Co., Namyang Dairy Products Co., and Iljin Co., and reduced the Fund's exposure to Korea Exchange Bank, SK Telecom Co., Ltd., ADR, and LG Semiconductor.


2


                                                     THE KOREAN INVESTMENT FUND
_______________________________________________________________________________

Thank you for your continued interest in The Korean Investment Fund. We look forward to reporting to you on market activity and the Fund's investment results in the coming periods.

Sincerely,


John D. Carifa
Chairman and Chief Executive Officer


Edward D. Baker
Portfolio Co-Manager


In Kee Oh
Portfolio Co-Manager


3


TEN LARGEST HOLDINGS
APRIL 30, 1998                                       THE KOREAN INVESTMENT FUND
_______________________________________________________________________________

                                                 U.S. $           PERCENT OF
COMPANY                                          VALUE            NET ASSETS
-------------------------------------------------------------------------------
Sk Telecom (common stocks & warrants)        $  4,157,802            14.1%
L G Information & Communications                3,061,510            10.4
Samsung Display Devices                         2,065,854             7.0
Samsung Electronics                             1,716,423             5.8
Kookmin Bank                                    1,555,951             5.3
Iljin Co. Ltd.                                  1,401,835             4.8
Samsung Fire & Marine Insurance Co.             1,236,869             4.2
Korea Exchange Bank                             1,201,348             4.1
Nong Shim Co., Ltd.                             1,162,258             3.9
Korea Electric Power Corp.                      1,089,413             3.7
                                             $ 18,649,263            63.3%


4


PORTFOLIO OF INVESTMENTS
APRIL 30, 1998                                       THE KOREAN INVESTMENT FUND
_______________________________________________________________________________

COMPANY                                         SHARES       U.S. $ VALUE
-------------------------------------------------------------------------
COMMON STOCKS AND OTHER INVESTMENTS-90.1%
TECHNOLOGY-25.8%
COMMUNICATION EQUIPMENT-17.5%
Iljin Co. Ltd.                                  170,323     $  1,401,835
Korea Electric Terminal Co.                       5,000          277,591
LG Information & Communications                 100,781        3,061,510
Samsung Electro-Mechanics Co.                    20,000          419,005
                                                             ------------
                                                               5,159,941

ELECTRICAL EQUIPMENT-0.7%
Daewoo Electronics Co.                           50,000          187,804

SEMI-CONDUCTOR-7.6%
Mirae Corp.                                     180,792          527,564
Samsung Electronics                              31,000        1,716,423
                                                             ------------
                                                               2,243,987
                                                             ------------
                                                               7,591,732

FINANCIAL SERVICES-20.0%
BANKING-12.3%
Daegu Bank, Ltd.                                137,477          206,241
Kookmin Bank                                    246,098        1,555,951
Korea Exchange Bank                             475,030        1,201,348
Shinhan Bank                                    168,539          655,745
                                                             ------------
                                                               3,619,285

BROKERAGE & MONEY MANAGEMENT-2.1%
Dongwon Securities                              140,000          628,507

INSURANCE-5.6%
Hyundai Fire & Marine Insurance Co.              25,000          238,496
Oriental Fire & Marine                           40,640          170,284
Samsung Fire & Marine Insurance Co.               4,185        1,236,869
                                                             ------------
                                                               1,645,649
                                                             ------------
                                                               5,893,441

UTILITY-14.0%
ELECTRIC POWER-3.7%
Korea Electric Power Corp.                       80,000        1,089,413

GAS-0.6%
Pusan City Gas Co., Ltd.                         10,000          168,350

TELEPHONE-9.7%
SK Telecom Co., Ltd.                              2,266          920,642
  (ADR)                                         261,306        1,943,463
                                                             ------------
                                                               2,864,105
                                                             ------------
                                                               4,121,868

CAPITAL GOODS-9.8%
ELECTRICAL
EQUIPMENT-8.1%
Saehan Precision                                 23,615          310,979
Samsung Display Devices                          41,519        2,065,854
                                                             ------------
                                                               2,376,833

MACHINERY-1.7%
Daewoo Heavy Industries                         100,000          494,575
                                                             ------------
                                                               2,871,408

CONSUMER SERVICES-5.3%
FOOD & BEVERAGE-0.5%
Namyang Dairy Products Co.                        2,000          138,421

OTHER-4.8%
Hyundai Motor Service Co.                        30,000          107,744
Keum Kang Development                            12,339          148,640
Nong Shim Co., Ltd.                              26,690        1,162,258
                                                             ------------
                                                               1,418,642
                                                             ------------
                                                               1,557,063

BASIC INDUSTRIES-4.9%
CHEMICALS-3.2%
Korea Chemical                                    6,000          115,825
Namhae Chemical                                  50,000          823,045
                                                             ------------
                                                                 938,870

MINING & METALS-0.7%
Pohang Iron & Steel Co.                           4,280          200,150


5


PORTFOLIO OF INVESTMENTS (CONTINUED)                 THE KOREAN INVESTMENT FUND
_______________________________________________________________________________

                                                SHARES OR
                                                PRINCIPAL
                                                 AMOUNT
COMPANY                                           (000)      U.S. $ VALUE
-------------------------------------------------------------------------
PAPER & FOREST PRODUCT-1.0%
Tai Lim Packaging Industrial Co.                 40,000     $    305,275
                                                             ------------
                                                               1,444,295

CONSUMER MANUFACTURING-4.8%
AUTO & RELATED-4.8%
Dong Yang Mechatronics Corp.                     20,000          109,241
Hyundai Motor Co., Ltd.                          39,340          538,662
Pyung Hwa Industrial Co.                         20,000          231,949
SJM                                              80,000          269,959
Sungmi Telecom Electronics Co.                    7,922          263,770
                                                             ------------
                                                               1,413,581

HEALTHCARE-1.1%
DRUGS-1.1%
Dae Woong Pharmaceutical                         24,399          334,083

WARRANTS-4.4%
COMMUNICATION EQUIPMENT-4.4%
Merrill Lynch SK Telecom
  Warrants, expiring 10/10/00 (a)                 2,908        1,293,697

Total Common Stocks and Other Investments
  (cost $57,257,333)                                          26,521,168

TIME DEPOSIT-4.4%
Rabobank 5.44%, 5/01/98
  (cost $1,300,000)                              $1,300        1,300,000

TOTAL INVESTMENTS-94.5%
  (cost $58,557,333)                                          27,821,168
Other assets less liabilities-5.5%                             1,617,834

NET ASSETS-100%                                             $ 29,439,002


(a)  Non-income producing security.

     Glossary:
     ADR - American Depositary Receipt.

     See notes to financial statements.


6


STATEMENT OF ASSETS AND LIABILITIES
APRIL 30, 1998                                       THE KOREAN INVESTMENT FUND
_______________________________________________________________________________

ASSETS
  Investments in securities, at value (cost $58,557,333)         $  27,821,168
  Cash                                                               1,314,314
  Foreign cash, at value (cost $313,457)                               324,421
  Receivable for investment securities sold                            418,713
  Dividends and interest receivable                                     64,316
  Other assets                                                          14,061
  Total assets                                                      29,956,993

LIABILITIES
  Payable for investment securities purchased                          323,850
  Management fee payable                                                21,370
  Co-Manager fee payable                                                10,057
  Other accrued expenses                                               162,714
  Total liabilities                                                    517,991

NET ASSETS                                                         $29,439,002

COMPOSITION OF NET ASSETS
  Capital stock, at par                                                $84,507
  Additional paid-in capital                                        89,209,358
  Accumulated net investment loss                                   (1,182,898)
  Accumulated net realized loss on investments and foreign
    currency transactions                                          (27,942,510)
  Net unrealized depreciation of investments and foreign
    currency denominated assets and liabilities                    (30,729,455)
                                                                 $  29,439,002

NET ASSET VALUE PER SHARE (based on 8,450,704 shares outstanding)        $3.48


See notes to financial statements.


7


STATEMENT OF OPERATIONS
YEAR ENDED APRIL 30, 1998                            THE KOREAN INVESTMENT FUND
_______________________________________________________________________________

INVESTMENT INCOME
  Dividends (net of foreign taxes withheld
    of $73,791)                                      $ 306,328
  Interest                                              21,152    $    327,480

EXPENSES
  Management fee                                       400,115
  Co-Manager fee                                       188,291
  Custodian                                            176,218
  Directors' fees and expenses                         148,420
  Audit and legal                                       78,409
  Printing                                              33,516
  Registration                                          19,739
  Transfer agency                                       12,067
  Miscellaneous                                         22,791
  Total expenses                                                     1,079,566
  Net investment loss                                                 (752,086)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY TRANSACTIONS
  Net realized loss on investment transactions                     (22,371,219)
  Net realized loss on foreign currency transactions                (1,226,972)
  Net change in unrealized appreciation (depreciation) of:
    Investments                                                     (9,802,965)
    Foreign currency denominated assets and liabilities                  5,956
  Net loss on investments and foreign
    currency denominated assets and liabilities                    (33,395,200)

NET DECREASE IN NET ASSETS FROM OPERATIONS                       $ (34,147,286)


See notes to financial statements.


8


STATEMENT OF CHANGES IN NET ASSETS                   THE KOREAN INVESTMENT FUND
_______________________________________________________________________________

                                               YEAR ENDED           YEAR ENDED
                                                APRIL 30,            APRIL 30,
                                                  1998                 1997
                                               ------------         ------------
DECREASE IN NET ASSETS FROM OPERATIONS
  Net investment loss                        $   (752,086)        $   (564,942)
  Net realized loss on investments and
    foreign currency transactions             (23,598,191)          (4,130,840)
  Net change in unrealized depreciation
    of investments and foreign currency
    denominated assets and liabilities         (9,797,009)         (36,139,044)
  Net decrease in net assets
    from operations                           (34,147,286)         (40,834,826)

NET ASSETS
  Beginning of year                            63,586,288          104,421,114
  End of year                                $ 29,439,002         $ 63,586,288


See notes to financial statements.


9


NOTES TO FINANCIAL STATEMENTS
APRIL 30, 1998                                       THE KOREAN INVESTMENT FUND
_______________________________________________________________________________

NOTE A: SIGNIFICANT ACCOUNTING POLICIES
The Korean Investment Fund, Inc. (the "Fund") was incorporated in the State of Maryland on November 1, 1991 as a non-diversified, closed-end management investment company. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual reports could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. SECURITY VALUATION
Portfolio securities traded on a national securities exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) are generally valued at the last reported sale price or if no sale occurred, at the mean of the closing bid and asked price on that day. Readily marketable securities traded in the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to the U.S. over-the-counter market, and securities listed on a national securities exchange whose primary market is believed to be over-the-counter, are valued at the mean of the current bid and asked price. U.S. government and fixed income securities which mature in 60 days or less are valued at amortized cost, unless this method does not represent fair value. Securities for which current market quotations are not readily available are valued at their fair value as determined in good faith by, or in accordance with procedures adopted by, the Board of Directors. Fixed income securities may be valued on the basis of prices obtained from a pricing service when such prices are believed to reflect the fair market value of such securities.

2. CURRENCY TRANSLATION
Assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the quoted bid and asked price of the respective currency against the U.S. dollar on the valuation date. Purchases and sales of portfolio securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates of exchange prevailing when earned or accrued.

Net realized gain or loss on foreign currency transactions represents net foreign exchange gains and losses from holdings of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions, and the difference between the amounts of dividends and foreign taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities during the fiscal year.

The exchange rates for the Korean Won at April 30, 1998 and April 30, 1997 were Won 1,336.50 to U.S. $1.00 and Won 892 to U.S. $1.00, respectively.

3. TAXES
It is the Fund's policy to meet the requirements of the U.S. Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to its shareholders. Therefore, no provision for U.S. income or excise taxes is required. Withholding taxes on foreign interest and dividends have been provided for in accordance with the applicable tax requirements.

4. INVESTMENT INCOME AND INVESTMENT TRANSACTIONS
Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Realized and unrealized gains and losses from investment and foreign currency transactions are calculated on the identified cost basis.

5. DIVIDENDS AND DISTRIBUTIONS
Dividends and distributions to shareholders are recorded on the ex-dividend date.


10


                                                     THE KOREAN INVESTMENT FUND
_______________________________________________________________________________

Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification. During the current fiscal year, permanent differences, primarily due to foreign currency losses and a net investment loss, resulted in a net increase in accumulated net investment loss and a corresponding decrease in additional paid-in capital and accumulated net realized loss on investment and foreign currency transactions. This reclassification had no effect on net assets.


NOTE B: MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of an Investment Management and Administration Agreement, the Fund pays Alliance Capital Management L.P. ("Alliance") a fee at an annualized rate of .85 of 1% of the Fund's average weekly net assets. Such fee is calculated weekly and paid monthly.

Under the terms of an Investment Management Agreement, the Fund pays Orion Asset Management Co., Ltd. ("Orion") a fee at an annualized rate of .40 of 1% of the Fund's average weekly net assets. Such fee is calculated weekly and paid monthly.

Under the terms of a Shareholder Inquiry Agency agreement with Alliance Fund Services, Inc. ("AFS"), an affiliate of Alliance, the Fund reimburses AFS for costs relating to servicing phone inquiries for the Fund. The Fund reimbursed AFS $235 during the year ended April 30, 1998.

Brokerage commissions paid on investment transactions for the year ended April 30, 1998 amounted to $193,065, of which $14,467 was paid to Tong Yang Securities Co., Ltd., an affiliate of Orion.


NOTE C: INVESTMENT TRANSACTIONS
Purchases and sales of investment securities (excluding short-term and U.S. government securities) aggregated $21,041,413 and $24,967,395, respectively, for the year ended April 30, 1998. There were no purchases or sales of U.S. government or government agency obligations for the year ended April 30, 1998.

At April 30, 1998, the cost of investments for federal income tax purposes was $59,490,682. Accordingly, gross unrealized appreciation of investments was $816,747 and gross unrealized depreciation of investments was $32,486,261, resulting in net unrealized depreciation of investments of $31,669,514 (excluding foreign currency transactions).

The Fund incurred and elected to defer post-October currency losses of $1,182,898 and capital losses of $12,552,224. At April 30, 1998, the Fund had a net capital loss carryover of $14,456,937, of which $439,256 expires April 30, 2004, $2,493,384 expires April 30, 2005, and $11,524,297 expires April 30,
2006. To the extent that any net capital loss carryover or post-October loss is used to offset future capital gains, it is probable that these gains will not be distributed to shareholders.


NOTE D: CAPITAL STOCK
There are 100,000,000 shares of $.01 par value common stock authorized. Of the 8,450,704 shares outstanding at April 30, 1998, Alliance owned 9,000 shares. During the year ended April 30, 1998 the Fund issued no shares of common stock in connection with the Fund's dividend reinvestment plan.


11


FINANCIAL HIGHLIGHTS                                 THE KOREAN INVESTMENT FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR

                                                                 YEAR ENDED APRIL 30,
                                            -----------------------------------------------------------------
                                                1998         1997         1996         1995         1994
                                            -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of year            $ 7.52       $12.36       $12.66       $13.09       $10.37

INCOME FROM INVESTMENT OPERATIONS
Net investment loss                             (.09)(a)     (.07)(a)     (.01)(a)     (.13)(a)     (.09)
Net realized and unrealized gain (loss)
  on investments and foreign currency
  transactions                                 (3.95)       (4.77)         .86          .28         2.81
Net increase (decrease) in net
  asset value                                  (4.04)       (4.84)         .85          .15         2.72

LESS: DISTRIBUTIONS
Distributions from net realized gains
  on investments and foreign currency
  transactions                                    -0-          -0-        (.29)          -0-          -0-

CAPITAL SHARE TRANSACTIONS
Dilutive effect of rights offering                -0-          -0-        (.80)        (.48)          -0-
Offering costs charged to additional
  paid-in capital                                 -0-          -0-        (.06)        (.10)          -0-
Total capital share transactions                  -0-          -0-        (.86)        (.58)          -0-
Net asset value, end of year                  $ 3.48       $ 7.52       $12.36       $12.66       $13.09
Market value, end of year                     $3.875       $7.125       $11.50      $12.375      $13.375(b)

TOTAL RETURN
Total investment return based on: (c)
  Market value                                (45.61)%     (38.04)%      (1.55)%      (5.88)%      10.31%(b)
  Net asset value                             (53.72)%     (39.16)%       4.00%       (3.28)%      26.23%
Net assets, end of year (000's omitted)      $29,439      $63,586     $104,421      $75,461      $55,078

RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets         2.29%        2.11%        2.09%        2.00%        2.26%
Ratio of net investment loss to average
  net assets                                   (1.60)%       (.73)%       (.53)%       (.83)%       (.82)%
Portfolio turnover rate                           47%          32%          40%          34%          14%
Average commission rate (d)                   $.0623       $.1277           --           --           --


(a)  Based on average shares outstanding.

(b)  Restated.

(c) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Rights offerings, if any, are assumed for purposes of this calculation, to be fully subscribed under the terms of the rights offering. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on the net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods. Total investment return for a period of less than one year is not annualized.

(d) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for trades on which commissions are charged. This amount includes commissions paid to foreign brokers which may materially affect the rate shown. Amounts paid in foreign currencies have been converted into U.S. dollars using the prevailing exchange rate on the date of the transaction.


12


REPORT OF INDEPENDENT ACCOUNTANTS                    THE KOREAN INVESTMENT FUND
_______________________________________________________________________________

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS OF THE KOREAN INVESTMENT FUND, INC.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Korean Investment Fund, Inc. (the "Fund") at April 30, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 1998 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
New York, New York
June 22, 1998


13


ADDITIONAL INFORMATION                               THE KOREAN INVESTMENT FUND
_______________________________________________________________________________

Shareholders whose shares are registered in their own names may elect to be participants in the Dividend Reinvestment and Cash Purchase Plan (the "Plan"), pursuant to which dividends and capital gain distributions to shareholders will be paid in or reinvested in additional shares of the Fund. State Street Bank and Trust Company (the "Agent") will act as agent for participants under the Plan. Shareholders whose shares are held in the name of a broker or nominee should contact such broker or nominee to determine whether or how they may participate in the Plan.

If the Board declares an income distribution or determines to make a capital gain distribution payable either in shares or in cash, as holders of the Common Stock may have elected, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in shares in Common Stock of the Fund valued as follows:

  (i) If the shares of Common Stock are trading at net asset value or at a premium above net asset value at the time of valuation, the Fund will issue new shares at the greater of net asset value or 95% of the then current market price.

  (ii) If the shares of Common Stock are trading at a discount from net asset value or at a premium above net asset value at the time of valuation, the Agent will receive the dividend or distribution in cash and apply it to the purchase of the Fund's shares of Common Stock in the open market on the New York Stock Exchange or elsewhere, for the participants' accounts. Such purchases will be made on or shortly after the payment date for such dividend or distribution and in no event more than 30 days after such date except where temporary curtailment or suspension of purchase is necessary to comply with Federal securities laws. If, before the Agent has completed its purchases, the market price exceeds the net asset value of a share of Common Stock, the average purchase price per share paid by the Agent may exceed the net asset value of the Fund's shares of Common Stock, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund.

The Agent will maintain all shareholders' accounts in the Plan and furnish written confirmation of all transactions in the account, including information needed by shareholders for tax records. Shares in the account of each Plan participant will be held by the Agent in non-certificate form in the name of the participant, and each shareholder's proxy will include those shares purchased or received pursuant to the Plan.

There will be no charges with respect to shares issued directly by the Fund to satisfy the dividend reinvestment requirements. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Agent's open market purchases of shares. In each case, the cost per share of shares purchased for each shareholder's account will be the average cost, including brokerage commissions, of any shares purchased in the open market plus the cost of any shares issued by the Fund.

The automatic reinvestment of dividends and distributions will not relieve participants of any income taxes that may be payable (or required to be withheld) on dividends and distributions.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to participants in the Plan at least 90 days before the record date for such dividend or distribution. The Plan may also be amended or terminated by the Agent on at least 90 days' written notice to participants in the Plan. All correspondence concerning the Plan should be directed to the Agent at State Street Bank and Trust Company, PO Box 366, Boston, Massachusetts 02101.

Since the filing of the most recent amendment to the Fund's registration statement with the Securities and Exchange Commission, there have been (i) no material changes in the Fund's investment objectives or policies, (ii) no changes to the Fund's charter or by-laws that would delay or prevent a change of control of the Fund, (iii) no material changes in the principal risk factors associated with investment in the Fund, and (iv) a change in the person primarily responsible for the day-to-day management of the Fund's portfolio, who is Edward D. Baker.


14


                                                     THE KOREAN INVESTMENT FUND
_______________________________________________________________________________

SUPPLEMENTAL PROXY INFORMATION (UNAUDITED)
The Annual Meeting of Shareholders of The Korean Investment Fund, Inc. was held on Thursday, August 7, 1997. The description of each proposal and number of shares are as follows:

                                                   SHARES         SHARES
                                                 VOTED FOR   WITHHELD AUTHORITY
-------------------------------------------------------------------------------
1. To elect directors:  Class Two Directors
                        (term expires 2000)
                        John D. Carifa           4,660,107         87,231
                        Dong Hoon Shin           4,656,206         91,132


                                    SHARES            SHARES       SHARES VOTED
                                   VOTED FOR      VOTED AGAINST      ABSTAIN
-------------------------------------------------------------------------------
2. To ratify the selection of
   Price Waterhouse LLP
   as the Fund's independent
   auditors for the Fund's
   fiscal year ending
   April 30, 1998:                  4,535,231         24,431         187,677


15


                                                     THE KOREAN INVESTMENT FUND
_______________________________________________________________________________

BOARD OF DIRECTORS
JOHN D. CARIFA, CHAIRMAN AND CHIEF EXECUTIVE OFFICER
THAE S. KHWARG, SENIOR VICE PRESIDENT
DAVID H. DIEVLER (1)
WILLIAM H. FOULK, JR. (1)
DR. JAMES M. HESTER (1)
THE HON. JAMES D. HODGSON (1)

OFFICERS
JUNG-JIN LEE, PRESIDENT
ROBERT HEISTERBERG, EXECUTIVE VICE PRESIDENT--INVESTMENTS
YUNG CHUL PARK, EXECUTIVE VICE PRESIDENT--INVESTMENTS
IN KEE OH, VICE PRESIDENT
THOMAS BARDONG, VICE PRESIDENT
EDMUND P. BERGAN, JR., SECRETARY
MARK D. GERSTEN, TREASURER & CHIEF FINANCIAL OFFICER
VINCENT S. NOTO, CONTROLLER

INVESTMENT MANAGER AND ADMINISTRATOR
ALLIANCE CAPITAL MANAGEMENT L.P.
1345 Avenue of the Americas
New York, NY 10105

CUSTODIAN
BROWN BROTHERS HARRIMAN & CO.
40 Water Street
Boston, MA 02109-3661

LEGAL COUNSEL
SEWARD & KISSEL
One Battery Park Plaza
New York, NY 10004

INVESTMENT MANAGER
ORION ASSET MANAGEMENT CO., LTD.
590 Madison Avenue
New York, NY 10022

INDEPENDENT ACCOUNTANTS
PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, NY 10036-2798

TRANSFER AGENT, DIVIDEND PAYING AGENT, AND REGISTRAR
STATE STREET BANK AND TRUST COMPANY
225 Franklin Street
Boston, MA 02110-1520

(1)  Member of the Audit Committee.

     Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its common stock in the open market.

     This report, including the financial statement herein is transmitted to the shareholders of The Korean Investment Fund for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.


16


THE KOREAN INVESTMENT FUND
Summary of General Information

POLICIES AND OBJECTIVES
The investment objective of the Fund is to seek long-term capital appreciation through investment primarily in equity securities of Korean companies.

SHAREHOLDER INFORMATION
Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transaction section of newspapers under the designation KoreanInvFd. The Fund's NYSE trading symbol is "KIF". Weekly comparative net asset value (NAV) and market price information about the Fund is published each Monday in THE WALL STREET JOURNAL, each Sunday in THE NEW YORKTIMES and each Saturday in BARRON'S, and other newspapers in a table called "Closed-End Funds".

DIVIDEND REINVESTMENT PLAN
Under the Fund's Dividend Reinvestment Plan, all shareholders will automatically have their dividends and other distributions from the Fund invested in additional shares of the Fund unless a shareholder elects to receive cash.

For questions concerning shareholder account information, or if you would like a brochure describing the Dividend Reinvestment Plan, please call State Street Bank and Trust Company at 1-800-219-4218.

THE KOREAN INVESTMENT FUND
1345 Avenue of the Americas
New York, New York 10105

ALLIANCE CAPITAL

R THESE REGISTERED SERVICE MARKS USED UNDER LICENSE FROM THE OWNER, ALLIANCE CAPITAL MANAGEMENT L.P.

KORAR